                                                                    EXHIBIT 10.1



                             SHAREHOLDERS' AGREEMENT

                                  by and among

                              SCHLUMBERGER LIMITED,

                            BAKER HUGHES INCORPORATED

                                       and

                            THE OTHER PARTIES LISTED

                                     ON THE

                             SIGNATURE PAGES HERETO


                         Effective as of ________, 2000

                                TABLE OF CONTENTS

                                                                                                           Page

ARTICLE I SHAREHOLDERS REPRESENTATIVES COMMITTEE..............................................................2
         SECTION 1.1.         Shareholders Representatives....................................................2
         SECTION 1.2.         Actions Requiring Presentation to the Shareholders
                              Representatives Committee.......................................................3
         SECTION 1.3.         Actions Requiring a Special Vote of the Representatives.........................3
         SECTION 1.4.         Appointments to Governing Bodies................................................7
         SECTION 1.5.         Indemnification.................................................................7
         SECTION 1.6.         US EmployCo.....................................................................8

ARTICLE II GENERAL PROVISIONS.................................................................................8
         SECTION 2.1.         Amendment.......................................................................8
         SECTION 2.2.         Notices.........................................................................8
         SECTION 2.3.         Validity.......................................................................11
         SECTION 2.4.         Survival of Rights.............................................................11
         SECTION 2.5.         Governing Law..................................................................11
         SECTION 2.6.         Waiver.........................................................................11
         SECTION 2.7.         Remedies in Equity.............................................................12
         SECTION 2.8.         Terminology....................................................................12
         SECTION 2.9.         Counterparts...................................................................12
         SECTION 2.10.        Further Assurances.............................................................12

                             SHAREHOLDERS' AGREEMENT


         This SHAREHOLDERS' AGREEMENT (this "AGREEMENT") dated as of ___________, 2000, is entered into by and between Schlumberger Limited, a Netherlands company ("SLB"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger Plc, a United Kingdom limited liability company ("SPLC"), Schlumberger B.V., a Netherlands limited liability company ("SLBV"), Schlumberger Oilfield Holdings Limited, a British Virgin Islands company ("SOHL"), Baker Hughes Incorporated, a Delaware corporation ("BHI"), Western Atlas International Inc., a Delaware company ("WAII"), Baker Hughes Limited, an English and Wales company ("BHL"), Baker Hughes International Branches Incorporated, a Delaware corporation ("BHIB"), Western Sea Holdings Limited, a Cayman Islands company ("WSHL"), and Western Seismic Limited, a Cayman Islands company ("WSL" and, together with STC, SPLC, SLBV, SOHL, WAII, BHL, BHIB and WSHL, the "SHAREHOLDERS").

                                    RECITALS

         WHEREAS, SLB and BHI own, directly or through various subsidiaries, the Shareholders; and

         WHEREAS, STC and WAII own 70% and 30% ownership interests, respectively, in [Western GECO Holdings L.L.C.], a Delaware limited liability company ("US VENTURE ENTITY"); and

         WHEREAS, SPLC and BHL own 70% and 30% ownership interests, respectively, in GECO-PRAKLA (UK) Limited, a United Kingdom company ("UK VENTURE ENTITY"); and

         WHEREAS, SLBV and BHIB own 70% and 30% ownership interests, respectively, in Delft Geophysical B.V., a Netherlands company ("DUTCH VENTURE ENTITY"); and

         WHEREAS, SOHL owns a 70% ownership interest and WSL and WSHL together own a 30% ownership interest, respectively, in Schlumberger Seismic Holdings Limited, a British Virgin Islands company ("BVI VENTURE ENTITY" and, together with US Venture Entity, UK Venture Entity and Dutch Venture Entity, the "VENTURE ENTITIES"); and

         WHEREAS, STC and WAII own 70% and 30% ownership interests, respectively, in [US EmployCo], a Delaware corporation ("US EMPLOYCO"); and

         WHEREAS, the parties believe that it is in their best interests to provide for, among other things, a Shareholders Representatives Committee with respect to the Venture Entities and US EmployCo;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                     SHAREHOLDERS REPRESENTATIVES COMMITTEE

SECTION 1.1. Shareholders Representatives.

         (a) Each of SLB and BHI shall appoint two senior representatives (the "REPRESENTATIVES") to serve on a Shareholders Representatives Committee (the "COMMITTEE"), to discuss the overall policies, procedures and directions of the Venture Entities and US EmployCo in accordance with the provisions of this Agreement. In connection therewith, the parties agree to cause the Venture Entities and US EmployCo to effect the decisions made by the Committee.

         (b) One of the Representatives appointed by SLB shall be designated by SLB to serve as the Chairman of the Committee (the "CHAIRMAN"). The Chairman shall preside at all meetings of the Committee and shall do and perform such other duties as from time to time may be assigned to him by the Committee. The Chairman may not be removed as Chairman except by the request of SLB, which may appoint a successor Chairman. To facilitate the orderly conduct of meetings of the Committee, the Chairman shall preside at such meetings, and in his absence the other Representative appointed by SLB shall preside.

         (c) Except as otherwise provided, the Committee shall act at meetings thereof duly convened and held as provided in this Agreement. Except as otherwise provided in Section 1.1(h), a quorum shall exist for the transaction of business by the Committee if at least one Representative of each of SLB and BHI is present. The Representatives shall vote according to the ownership percentages of their respective appointees, such that the Representatives appointed by SLB, individually and collectively, shall have a 70% vote and the Representatives appointed by BHI, individually and collectively, shall have a 30% vote. Except as otherwise provided in Section 1.3, the vote of a majority of the ownership percentages of SLB and BHI shall constitute the act of the Committee.

         (d) The Representatives may participate in a meeting thereof by means of conference telephone or similar communications equipment allowing all participants to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         (e) Any action required or permitted by this Agreement to be taken at a meeting of the Committee may be taken if the requisite number of Representatives consent in writing to the taking of such action.

         (f) The Committee may hold meetings, both regular and special, in any agreed upon location.

         (g) Regular meetings of the Committee may be held without notice at such time and at such place as shall from time to time be determined by unanimous consent of the Representatives, but no less frequently than twice each calendar year.

         (h) Special meetings of the Committee may be called by any Representative on seven days' notice to the other Representatives in accordance with Section 2.2. A Representative may waive notice of a meeting either before or after a meeting. Any Representative attending a meeting, unless he attends for the specific purpose of objecting to the transaction of any business at the meeting because he in good faith believes that the meeting has not been properly called or convened, shall be deemed to have received proper notice. Notwithstanding anything to the contrary contained in this Agreement, if (i) (A) an SLB-appointed Representative provides at least 30 days' notice to the BHI-appointed Representatives with respect to the calling of a special meeting or (B) a regular meeting is convened at its usually scheduled date, time and place and (ii) at least one SLB-appointed Representative is present at such meeting, a quorum shall be deemed to exist regardless of whether one or both of the BHI-appointed Representatives are absent from such meeting.

         (i) A Representative may only be removed or replaced by the party that appointed him.

         (j) Any Representative may (i) designate an alternate person to represent him as a Representative at a meeting of the Committee and for all purposes incidental thereto or (ii) give the other Representative appointed by the same party (or an alternate designated by either such Representative) his or her written proxy to vote at any meeting. Any Representative represented by proxy at a meeting shall be deemed to be in attendance for quorum purposes.

SECTION 1.2. Actions Requiring Presentation to the Shareholders Representatives Committee.

         The following matters shall be presented to the Committee for its approval:

         (a) Any matter that would require the special vote required under
Section 1.3;

         (b) The rolling three-year annual Venture (as defined below) business plan and forecasts and any quarterly updates of the same;

         (c) The incurrence, assumption or guarantee by a Venture Entity of Indebtedness (as defined below) in excess of US$50 million in any single transaction or series of related transactions; and

         (d) Appointment or removal of the President of the Venture.

SECTION 1.3. Actions Requiring a Special Vote of the Representatives.

         Notwithstanding Section 1.1(c), none of the following actions shall be taken unless approved by at least one Representative of each of SLB and BHI, and any such action so approved shall constitute the act or action of the Committee with respect thereto:

         (a) Approval of new members to the Venture, or transfers of SLB's or BHI's interest in the Venture, except, in each case, pursuant to the transfer provisions in Article XI of the Master Formation Agreement dated as of _______, 2000 by and among SLB, BHI and the Other Parties Listed on the Signature Pages Thereto;

         (b) issuance of additional equity interests in a Venture Entity or US EmployCo or any of their respective subsidiaries;

         (c) the approval of

                  (i) (A) any aggregate deviations of greater than 15% from the Venture's annual capital expenditures, including, without limitation, acquisitions of businesses, product lines and technology, set forth in its annual business plan, (B) annual capital expenditures, including, without limitation, acquisitions of businesses, product lines and technology, in any such plan in excess of 20% of annual plan revenues (excluding, in each case, expenditures to acquire speculative, non-exclusive proprietary or multiclient seismic data) and (C) annual expenditures in excess of 30% of annual business plan revenues in any financial plan year on acquisition of speculative, non-exclusive or multiclient seismic data;

                  (ii) a Venture Entity's annual expenditures on research and development expenses in excess of 5.0% of the Venture's annual plan revenues;

                  (iii) a Venture Entity's annual expenditures on general and administrative expenses in relation to SLB and Oilfield Services Headquarters corporate support in excess of 1% of the Venture's annual plan revenues.

                  (iv) a Venture Entity's expenditures in excess of US$5 million on any one contract between such Venture Entity or any of its Affiliates, on the one hand, and SLB, BHI or any of their respective Affiliates, on the other hand, as well as the underlying contract; provided that for this purpose if a contract is reasonably likely to exceed this threshold even though its value at the time of determining whether a vote of the Representatives should be taken is less than this threshold, the contract shall be treated as having exceeded this threshold;

                  (v) initiation, settlement or dismissal of lawsuits or arbitral proceedings by or against a Venture Entity or its subsidiaries (other than lawsuits involving SLB, BHI or any of their respective Affiliates) where the amount in controversy or settlement amount exceeds US$25 million or where the rights of SLB or BHI in the Venture Entity's technology for use outside of the scope of the Venture Entity under the licenses granted to that party are affected; provided, that the Venture Entity or its Affiliates may take any action necessary to preserve its rights in a lawsuit or proceeding if time does not practicably allow consultation with SLB and BHI to obtain approval;

         (d) approval of

                  (i) business, product line, asset or technology dispositions whereby a Venture Entity receives in consideration of the disposition US$30 million or more; or

                  (ii) the contribution of assets by a Venture Entity to an entity jointly owned by the Venture Entity and one or more third parties where the value of the contribution of assets by the Venture Entity is US$30 million or more;

         (e) change in the scope or purpose of a Venture Entity or US EmployCo;

         (f) approval of distributions or dividends by a Venture Entity or US EmployCo;

         (g) approval of

                  (i) a Venture Entity's incurrence, assumption or guarantee of Indebtedness in the aggregate in excess of the greater of US$150 million or 10% of the Venture's net worth (excluding any debt contributed by either SLB or BHI at the creation of the Venture Entity) as reflected on the most recent combined financial statements of the Venture;

                  (ii) a Venture Entity's incurrence, assumption or guarantee of Indebtedness in any one transaction or series of related transactions of US$100 million (including through the establishment of committed or uncommitted credit facilities) or more or the creation of any Lien to secure the same;

         (h) approval of capital calls by a Venture Entity or US EmployCo;

         (i) amendments to the organizational documents of a Venture Entity or US EmployCo;

         (j) approval of

                  (i) the liquidation or dissolution of a Venture Entity or US EmployCo; or

                  (ii) any merger, consolidation or reorganization of a Venture Entity or US EmployCo or any of their respective subsidiaries (except for mergers, consolidations or reorganizations of subsidiaries of a Venture Entity or US EmployCo with other subsidiaries of a Venture Entity or US EmployCo or with a Venture Entity or US EmployCo when the Venture Entity or US EmployCo is the surviving entity);

         (k) the filing by a Venture Entity or US EmployCo or any of their respective subsidiaries for protection from creditors under the applicable law of bankruptcy or reorganization for debtors or the making of an assignment for the benefit of creditors;

         (l) any write-off or write-down of the value of any assets of a Venture Entity or US EmployCo, or any non-recurring charge, in each case, in excess of US$20 million on a pre-tax basis;

         (m) any change in the independent auditors of a Venture Entity or US EmployCo, or the adoption of or material change in any accounting policies of a Venture Entity or US EmployCo;

         (n) the determination of compensation of Executive Officers of a Venture Entity or US EmployCo; and

         (o) the adoption of or material change to a Venture Entity's or US EmployCo's corporate policies.

"AFFILIATE" means any entity that directly or indirectly controls, is controlled by, or is under common control with, any other entity. For the purposes of this definition, "CONTROL" means the power to direct the management and affairs of an entity or to vote 50% or more of the securities or other equity interests having ordinary voting power with respect to an entity. For this purpose, a Venture Entity, US EmployCo and their respective subsidiaries shall not be Affiliates of any Shareholder.

"EXECUTIVE OFFICERS" means the senior management of the Venture.

"GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person or, in any manner, providing for the payment of any Indebtedness or other obligation of any other Person or otherwise protecting the holder of such Indebtedness or other obligation against loss (whether arising by virtue of partnership arrangements, by obtaining letters of credit, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business.

"INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable, trade advertising and accrued obligations), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

"LIEN" means any mortgage, pledge, security interest, encumbrance, lien, claim, irregularity, burden or defect.

"PERSON" means any corporation, limited liability company, individual, joint stock company, joint venture, partnership, unincorporated association, governmental authority or other entity.

"VENTURE" means the overall business relationship constituting a venture contemplated by SLB and BHI and unless the context otherwise requires to the contrary, the term "VENTURE" includes one or more of the Venture Entities, US EmployCo or all of them on a consolidated basis.

SECTION 1.4. Appointments to Governing Bodies.

         The governing bodies of the Venture Entities and US EmployCo shall be comprised of three members, two of which shall be appointed by SLB and one of which shall be appointed by BHI.

SECTION 1.5. Indemnification.

         (a) The Venture Entities and US EmployCo shall, jointly and severally, indemnify each Representative (each an "INDEMNIFIED PERSON") made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Representative, or is or was serving at the written request of a Venture Entity or US EmployCo as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against any and all claims, demands, losses, damages, fines, penalties (including interest), liabilities, lawsuits and other proceedings, judgments and awards, and costs and expenses (including but not limited to reasonable attorneys' fees) (collectively, "DAMAGES") actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith, within the scope of his duties and in a manner he reasonably believed to be in or not opposed to the best interests of the Venture Entities and US EmployCo, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that no indemnification shall be given to any Representative in connection with any (i) intentional misconduct or knowing violation of the law, (ii) transaction from which an improper benefit is received or (iii) knowing and intentional misrepresentations by that person as to the scope of his authority to bind the Venture Entities and US EmployCo. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith, within the scope of his duties and in a manner which he reasonably believed to be in or not opposed to the best interests of the Venture Entities and US EmployCo, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

         (b) Any indemnification under paragraph (a) (unless ordered by a court, in which case indemnification will be provided in accordance with such order) shall be made by the Venture Entities or US EmployCo only as authorized in the specific case upon a determination by the Committee that indemnification is proper in the circumstances because the Indemnified Person has met the applicable standard of conduct set forth in paragraph (a).

         (c) Expenses incurred by any such Indemnified Person in defending a civil or criminal action, suit or proceeding may be paid by the Venture Entities or US EmployCo in



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

advance of the final disposition of such action, suit or proceeding as authorized by the Venture Entities or US EmployCo in the specific case upon receipt of a formal undertaking by or on behalf of such Indemnified Person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Venture Entities or US EmployCo as authorized herein.

         (d) The indemnification provided by this Section 1.5 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement of the Venture Entities or US EmployCo and shall continue as to an Indemnified Person who has ceased to be a Representative and shall inure to the benefit of the heirs, executors and administrators of such an Indemnified Person.

         (e) The Venture Entities and US EmployCo shall have the power to purchase and maintain insurance consistent with these indemnity provisions on behalf of any person who is or was a Representative or is or was serving at the request of a Venture Entity or US EmployCo as a director, officer, manager, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

         (f) For purposes of this Section 1.5, references to "OTHER ENTERPRISES" shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF A VENTURE ENTITY" shall include any service as a Representative which imposes duties on, or involves services by, such Representative with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE VENTURE ENTITIES AND US EMPLOYCO" as referred to in this Section 1.5.

SECTION 1.6. US EmployCo. If SLB or BHI (or any of their respective Affiliates) shall acquire the interest of the other in the Venture Entities such that SLB or BHI then owns 100% of the Venture, directly or indirectly, STC and BHI, or their respective Affiliates, for so long as they are shareholders of US EmployCo, shall cause US EmployCo to continue to provide services to the US Venture Entity on the same terms as such services are being provided at the time of that acquisition.

                                   ARTICLE II
                               GENERAL PROVISIONS

SECTION 2.1. Amendment.

         This Agreement may not be amended, altered or modified except by agreement of the Shareholders.

SECTION 2.2. Notices.

         2.2.1. Addresses. All notices under this Agreement shall be in writing and shall be delivered by personal service; certified or registered U.S. mail, postage prepaid, return receipt



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

requested; nationally recognized overnight courier, courier charges prepaid; or facsimile transmission (followed by telephone confirmation of receipt) to Schlumberger, Baker Hughes and to the Shareholders at the addresses herein set forth and to the Representatives at the addresses therefor previously provided to the notifying party or, if no such address is provided, to the appointing party thereof.

         The addresses for notices are as follows:

                    If to Schlumberger, at:

                    Schlumberger Limited
                    277 Park Avenue
                    New York, New York 10172-2066
                    Facsimile: 212.350.8127
                    Attention: General Counsel

                    If to STC, at:

                    Schlumberger Technology Corporation

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to SPLC, at:

                    Schlumberger Plc

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to SLBV, at:

                    Schlumberger B.V.

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to SOHL, at:

                    Schlumberger Oilfield Holdings Limited

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to Baker Hughes, at:

                    Baker Hughes Incorporated
                    3900 Essex Lane
                    Houston, Texas 77027
                    Facsimile: 713.439.8472
                    Attention: General Counsel

                    If to WAII, at:

                    Western Atlas International Inc.

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to BHL, at:

                    Baker Hughes Limited

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to BHIB, at:

                    Baker Hughes International Branches Incorporated

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to WSHL, at:

                    Western Sea Holdings Limited

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

                    If to WSL, at:

                    Western Seismic Limited

                    -----------------------------------

                    -----------------------------------

                    Facsimile:
                               ------------------------
                    Attention:
                               ------------------------

         2.2.2. Effective Date of Notices, etc. All notices, demands and requests shall be effective upon actual receipt or, in the case of delivery by facsimile transmission, the completion of such transmission during the normal business hours of the recipient, in each case to the appropriate address set forth in Section 2.2.1 above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided in Section 2.2.3 shall be deemed to be receipt of the notice, demand or request sent.

         2.2.3. Changes. By giving the other parties or Representatives, as applicable, at least 30 days' written notice thereof, the parties or Representatives and their respective permitted successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses for notices and each shall have the right to specify as its address for notices any other address.

SECTION 2.3. Validity.

         In the event that any provision of this Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

SECTION 2.4. Survival of Rights.

         Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

SECTION 2.5. Governing Law.

         This Agreement and the rights and liabilities of the parties shall be governed by and construed in accordance with the laws of the State of Texas, United States of America.

SECTION 2.6. Waiver.

         No consent or waiver, express or implied, by a party to or of any breach or default by any other party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Failure on the part of a party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. The giving of consent by a party in any one instance shall not limit or waive the necessity to obtain such party's consent in any future instance.



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

SECTION 2.7. Remedies in Equity.

         The rights and remedies of any party hereunder shall not be mutually exclusive, and the exercise of one or more rights or remedies shall not preclude the exercise of any other rights or remedies. Each of the parties confirms that damages at law will be an inadequate remedy for a breach or threatened breach of this Agreement and agrees that, except as expressly provided to the contrary in this Agreement, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it, limit or affect any rights at law or by statute or otherwise of any party aggrieved as against another for a breach or threatened breach of any provision hereof, it being the intention by this
Section 2.7 to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder, except as expressly provided to the contrary herein, shall be enforceable in equity as well as at law or otherwise.

SECTION 2.8. Terminology.

         All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of this Agreement itself. The term "PARTIES" shall mean SLB, BHI and the Shareholders and the term "PARTY" shall mean any one of them.

SECTION 2.9. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

SECTION 2.10. Further Assurances.

         Each party agrees to do all acts and things and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above set forth.

                                             Schlumberger Limited

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Schlumberger Technology Corporation

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Schlumberger Plc

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Schlumberger B.V.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Schlumberger Oilfield Holdings
                                             Limited

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Baker Hughes Incorporated

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Western Atlas International Inc.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Baker Hughes Limited

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Baker Hughes International Branches
                                             Incorporated

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Western Sea Holdings Limited

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             Western Seismic Limited

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------